On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


---------------------------------------------------------------- ------------------------------------------------------
                           Acquiring Fund                                                   Target Fund
---------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------- ------------------------------------------------------
Wells Fargo Advantage Intermediate Tax-Free Fund Investor Class  Strong Intermediate Municipal Bond Fund Investor
                                                                 Class
---------------------------------------------------------------- ------------------------------------------------------




       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                          Strong Minnesota                        Wells Fargo     Wells Fargo Advantage
                               Tax Free Fund                           Advantage        Minnesota Tax Free
                                                                     Minnesota Tax             Fund
                                                                       Free Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares: **
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                              38,703                             3,583,591                  3,619,994
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                      438,001                                     -                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                                     -                    411,931
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset: **
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                            $399,197                           $39,298,270                $39,697,467
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                   $4,517,303                                     -                          -
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class Z                                   -                                     -                 $4,517,303
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation             $37,436                           $10,155,935                $10,193,371
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized              ($59)                            ($293,680)                 ($293,739)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
**Included only the Wells Fund classes which received assets from a Strong Fund
-------------------------------------------------------------------------------------------------------------



       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------- --------------------------------------------------
                           Acquiring Fund                                                      Target Fund
------------------------------------------------------------------- --------------------------------------------------
------------------------------------------------------------------- --------------------------------------------------
Wells Fargo Advantage Municipal Money Market Fund Investor Class    Strong Municipal Money Market Fund Investor Class
------------------------------------------------------------------- --------------------------------------------------

       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                         Strong Short-Term                     Strong Short-Term  Wells Fargo Advantage
                                 High Yield                          Municipal Bond    Short-Term Municipal
                            Municipal Bond Fund                           Fund              Bond Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                   14,793,422                            54,049,649                 68,311,827
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                               816,728                    816,728
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                 $139,729,863                          $529,536,943               $669,266,806
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Class C                                   -                            $7,995,461                 $7,995,461
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation            $546,423                            ($781,435)                 ($235,012)
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized      ($11,463,489)                          ($2,018,191)              ($13,481,680)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

---------------------------------------------------------------------------------------------------------------------
                                   Before                                                      After Reorganization
                               Reorganization
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                         Acquiring Fund*
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Fund                           Strong Florida      Strong Tax-Free     Wells Fargo Advantage  Wells Fargo Advantage
                             Money Market Fund    Money Market Fund      National Tax-Free      National Tax-Free
                                                                         Money Market Fund      Money Market Fund
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Shares:
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Class A                                   -                   -               737,549,078                737,549,078
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                         -                985,703,543
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -             1,199,764,926              1,199,764,926
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Investor Class                   30,786,610         954,893,645                         -                          -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Class S                                   -                   -             1,202,555,668              1,202,555,668
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net Asset:
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Class A                                   -                   -              $737,558,524               $737,558,524
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                         -               $985,703,543
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Institutional Class                       -                   -            $1,199,677,280             $1,199,677,280
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Investor Class                  $30,786,713        $954,916,830                         -                          -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Class S                                   -                   -            $1,202,699,898             $1,202,699,898
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                   -                   -                         -                          -
(deprecation)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Accumulated net realized                  -           ($31,969)                         -                  ($31,969)
losses
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
---------------------------------------------------------------------------------------------------------------------

       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
                           Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Advisor Class         Strong Ultra Short-Term Income Fund Advisor Class
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Administrator Class   New
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Institutional Class   Strong Ultra Short-Term Income Fund Institutional
                                                                         Class
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Investor Class        Strong Ultra Short-Term Income Fund Investor Class
------------------------------------------------------------------------ -----------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
                           Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Wisconsin Tax-Free Fund Class C                    Strong Wisconsin Tax-Free Fund Class C
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Wisconsin Tax-Free Fund Investor Class             Strong Wisconsin Tax-Free Fund Investor Class
------------------------------------------------------------------------ -----------------------------------------------------